UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 14, 2014 (May 14, 2014)

HERTZ GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33139	20-3530539
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

225 Brae Boulevard

Park Ridge, New Jersey 07656-0713

(Address of principal executive
offices, including zip code)

(201) 307-2000

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR

On May 14, 2014, the stockholders of Hertz Global Holdings, Inc. (“Hertz Holdings”) approved an amendment to Hertz Holdings’ Amended and Restated Certificate of Incorporation (the “Certificate”) to provide for the annual election of directors of Hertz Holdings.  To give effect to this amendment, on May 14, 2014, Hertz Holdings filed a certificate of amendment (the “Certificate of Amendment”) to the Certificate with the Secretary of State of the State of Delaware. A copy of the Certificate of Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

On May 14, 2014, the Board of Directors of Hertz Holdings approved amendments to the By-Laws of Hertz Holdings (the “By-Laws”) in order to make conforming changes to provide for the annual election of directors of Hertz Holdings. A copy of the By-Laws is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)         On May 14, 2014, Hertz Holdings held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”).

(b)         The final voting results for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below.

(i) The following directors were elected at the Annual Meeting and the voting for each director was as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Michael J. Durham	293,145,335	61,746,882	344,637	37,536,408
Mark P. Frissora	326,018,550	27,549,206	1,669,098	37,536,408
Henry C. Wolf	334,579,166	20,313,876	343,812	37,536,408

(ii) The advisory vote on executive compensation was approved by the following vote:

	For	Against	Abstain	Broker Non-Votes
Advisory Vote on Executive Compensation	342,971,299	10,216,316	2,049,239	37,536,408

(iii) The Amendment to the Certificate to provide for the annual election of directors was approved by the following vote:

	For	Against	Abstain	Broker Non-Votes
Amendment to provide for the Annual Election of Directors	351,635,207	1,765,294	1,836,353	37,536,408

(iv) The potential amendment to the Certificate to effect a reverse stock split and authorize Hertz Holdings’ Board of Directors to select the ratio of the reverse stock split as set forth in the amendment was not approved by the following vote:

	For	Against	Abstain
Amendment to Effect a Reverse Stock Split of Hertz Holdings	185,955,634	203,206,845	3,610,783

(v) PricewaterhouseCoopers LLP was ratified as Hertz Holdings’ independent registered public accounting firm for the year 2014 by the following vote:

	For	Against	Abstain
Ratification of PricewaterhouseCoopers LLP	387,947,635	4,322,639	502,988

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Hertz Global Holdings, Inc., effective as of May 14, 2014.
3.2	By-Laws, effective as of May 14, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
(Registrant)

Date: May 14, 2014	By:	/s/ J. Jeffrey Zimmerman
	Name:	J. Jeffrey Zimmerman
	Title:	Executive Vice President, General Counsel & Secretary